NON-QUALIFIED PRINCIPAL MUTUAL FUND ACCOUNT APPLICATION - R Shares Principal Connection / 1-800-986-3343 option 2 / 7a.m. - 9p.m. Central Time Monday - Friday

1) ACCOUNT REGISTRATION (Please Print)

Type of Account:___Personal ___UTMA ___Corporate ___Trust ___TOD ___Partnership

-------------------------------------------------------------    ---------------
First Name      Middle Initial     Last Name                      Date of Birth

-------------------------------------------------------------    ---------------
First Name      Middle Initial     Last Name                      Date of Birth


--------------------------------------------------------------------------------
Street Address

----------------------------------------------     --------   ------------------
City                                                 State         Zip Code

--------------------    ----------------------     -----------------------------
   Evening Phone             Daytime Phone                E-mail Address

___ Social Security  or ___ Tax Identification Number

--------------------
      Owner

--------------------
     Joint Owner

___ I am a nonresident alien - attach IRS Form W-8.

___ I am a resident alien - specify country of citizenship and attach IRS Form
    1078.

Country:

-----------------------------------

2) INVESTMENT DIRECTION Invest each contribution as follows. See instructions.

Fund Code  Trailblazer  Fund Name                   Dollar Amount or  Percentage
________   __________   __________________________  _____________     __________
________   __________   __________________________  _____________     __________
________   __________   __________________________  _____________     __________
________   __________   __________________________  _____________     __________
________   __________   __________________________  _____________     __________
________   __________   __________________________  _____________     __________
________   __________   __________________________  _____________     __________
________   __________   __________________________  _____________     __________

Path Model Rebalancing:* ___ Annually     ___ By Request Only

Trailblazer Rebalancing:* ___ Annually     ___ By Request Only
*Exchanges in nonqualified accounts are taxable events

3) INVESTOR INFORMATION
Primary Investment Objective: ___ Appreciation with Emphasis on Safety
                              ___ Appreciation with Acceptance of Risk
                              ___ Speculation
                              ___ Income with Emphasis on Safety
                              ___ Income with Acceptance of Risk
                              ___ Tax Reduction

Estimated Income: ___ Under $24,999            ___ $25,000 - $50,999
                  ___ $51,000 - $100,000       ___ Over $100,000

Tax Bracket: ________

Approximate Net Worth:___ Under $24,999        ___ $25,000 - $50,999
                      ___ $51,000 - $100,999   ___ $101,000 - $250,999
                      ___ $251,000 - $599,999  ___ Over $600,000

Occupation(s):__________________________________________________________________

Source of funds for this purchase:______________________________________________

Employer(s)name and address:____________________________________________________

Other Investments: $ _________________   Invested In: __________________________

I am an associated person of an NASD member firm ___No ___Yes

4) SIGNATURE AND TAX NUMBER

I have read this application and had the opportunity to read the prospectus and agree to all their terms. In addition, I authorize the instructions in this application. I have been given the opportunity to ask any questions I have regarding this investment, and they have been answered to my satisfaction. I understand the investment objective of each Principal Mutual Fund for which I am applying and believe it is compatible with my investment objective. I understand that telephone transaction privileges (including telephone redemption and exchange requests) apply unless I specifically decline them on this application and that I bear the risk of loss resulting from any fraudulent telephone redemption or exchange request which the Fund reasonably believes to be genuine. I also understand the Fund has adopted procedures designed to reduce the risk of fraudulent transactions, which are disclosed in the prospectus. I understand that exchanges between Funds are taxable transactions. I certify under penalties of perjury (check the appropriate response):

___ that the Social Security or Taxpayer Identification Number shown in Section
    1 is correct and that the IRS has either never notified me that I am subject to backup withholding or has notified me that I am no longer subject to such backup withholding.

___ that I have not been issued a Taxpayer Identification Number but have applied for such number or intend to apply for such number in the near future. I understand that if I do not provide a correct taxpayer identification number to the Fund, backup withholding as described in the Fund's prospectus will commence immediately.

___ that I am subject to backup withholding.

Sign below exactly as your name appears in Section 1. For joint registration, all owners must sign. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

 -----------------------------------------------------
 Signature of owner                         Date

 ----------------------------------------------------
 Signature of joint owner (if any)          Date

REP USE ONLY
Registere Representative's Name: ______________________ Rep Number:_____________
                                      (Print name)
                                 _______________________________________________
                                      (Signature)                     (Date)

Group Representative's Name_____________________________________________________

Group Office/Market Source Number_______________________________________________

Dealer's Name/Address___________________________________________________________

Authorized Dealer's Signature___________________________________________________

     Make checks payable to: Principal Mutual Funds FBO (Participant's name) Mail to: Attention: Department H006, P.O. Box 10393, Des Moines, Iowa 50306-9447

___ A. Decline Telephone Transaction Services. I (We) do not want telephone transaction services as described in the prospectus. (If this box is not checked telephone transaction services will apply.)

___ B. Dividend/Distribution Election. If no option is indicated, dividends will be reinvested, without charge, in shares of the Fund from which they are paid.


         FUND                DIVIDENDS           CAPITAL GAINS
         CODE                 IN CASH               IN CASH

---------------------  ---------------------  --------------------

---------------------  ---------------------  --------------------

---------------------  ---------------------  --------------------

---------------------  ---------------------  --------------------

---------------------  ---------------------  --------------------

              DISTRIBUTIONS TO
       BANK ACCOUNT (See Instructions)
                            ELECTRONIC           DIVIDEND RELAY
        WIRED*            FUNDS TRANSFER**     (See Instructions)

 --------------------  ---------------------  ---------------------

 --------------------  ---------------------  ---------------------

 --------------------  ---------------------  ---------------------

 --------------------  ---------------------  ---------------------

 --------------------  ---------------------  ---------------------
 *    Up to $6 charge per transfer.
 **  No additional charge, but take up to 3 days to complete.

 ___ C. To authorize exchanges from one Fund to another, complete the following:



     Exchanging           Exchange           (M)ontly
     Fund Code              Date            (Q)uarterly       Dollar Amount

1.
------------------  ------------------  -----------------   -----------------
2.
------------------  ------------------  -----------------   -----------------

Dollar Amount and Receiving Fund Code
($25 minimum for each receiving Fund)

      Fund Code        Dollar Amount       Fund Code

 ------------------  -----------------  ---------------

 ------------------  -----------------  ---------------

___ D.  Periodic Withdrawal Election.  (Complete   "5.B."  above  if  periodic
        withdrawals are to be directed to a bank account.) Complete the following to redeem shares automatically on a scheduled basis:

           Fund                      Amount
           Code                   ($25 Minimum)

--------------------------   -----------------------

--------------------------   -----------------------

--------------------------   -----------------------


                  Date of Withdrawal
         Beginning                                     (M)onthly, (Q)uarterly,
           Month                      Date                (S)emiannually or
                                                              (A)nnually

 ------------------------    -----------------------   -------------------------

 ------------------------    -----------------------   -------------------------

 ------------------------    -----------------------   -------------------------

        INSTRUCTIONS FOR COMPLETING THE PRINCIPAL MUTUAL FUND APPLICATION

Sections 1-4 of the account application must be completed to establish an account. (Do not use this application to establish an IRA or 403(b) account.) Optional features may be elected in Section 5. Mail the completed application with a check for the purchase amount to: Department H006, P.O. Box 10393, Des Moines, Iowa 50306-9447. You may call toll free 1-800-986-3343, option 2 for assistance with completing this application.

SECTION 1:  ACCOUNT REGISTRATION
     If this account has more than one shareholder, the account will be registered "JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON" ("JTWROS") unless otherwise specified. For a Uniform Gift/Transfer to Minors Act ("UTMA") account, use the name of the adult custodian on the owner line and the name of the child on the joint owner line. Use the child's social security number. For a trust, corporation, partnership or other entity, complete the first two lines exactly as the registration should appear and attach a copy of the trust agreement, corporate resolution identifying the person authorized to act on behalf of the corporation or partnership agreement, as applicable. For a Transfer on Death (TOD) account, attach Transfer on Death Registration Form (MM 1578).

SECTION 2:  INVESTMENT DIRECTION
     The amount (lump sum, monthly, or both) you are investing. To establish a monthly Automatic Investment Plan (AIP) complete Section 2 of the application, the Check Authorization Form at the end of these instructions and include a voided check or deposit slip. If a monthly investment date is not provided on the Check Authoriztion Form, monthly investments will be completed on the 15th day of each month, or the following business day if the 15th is not a business day. The minimum amounts you may invest are as follows:

------------------------------------- ----------------------
         Type of Investment             Initial Lump Sums
------------------------------------- ----------------------
------------------------------------- ----------------------
o    Growth-Oriented Funds                  $ 1,000
     Income-Oriented Funds
     Money Market Fund

o    Path and Trailblazer Direction         $ 10,000
     (Available only for Rollovers,
     Direct Transfers, and Direct
     Rollovers.)
------------------------------------- ----------------------


 --------------------------------------- -------------------------------------
         Monthly Amounts on AIP            Additional Lump-Sum Investments
 --------------------------------------- -------------------------------------
 --------------------------------------- -------------------------------------
                 $ 25                                  $ 100



      $ 100 (available only after                      $ 500
      initial $10,000 investment
      is made)

 --------------------------------------- -------------------------------------

     Individual Funds. Each Fund is assigned a code for its Class R shares. The table below lists the Fund codes. Write the Fund code for the Fund in which you choose to invest in the "FUND CODE" column. Fill in dollar amount or percentage. Percentages must equal 100%

---------------------------------------------------------
                                            Fund Code
GROWTH-ORIENTED FUNDS                   Class R shares
---------------------------------------------------------
---------------------------------------------------------
                                 Domestic
Balanced Fund                                 305
Blue Chip Fund                                310
Capital Value Fund                            320
Growth Fund                                   340
MidCap Fund                                   330
Real Estate Fund                              348
SmallCap Fund                                 349
Utilities Fund                                360
---------------------------------------------------------
---------------------------------------------------------
                                International

International Emerging Markets Fund           343
International Fund                            365
International SmallCap Fund                   344
---------------------------------------------------------

------------------------------------------------------------
                                                Fund Code
INCOME-ORIENTED FUNDS                      Class R shares
------------------------------------------------------------
------------------------------------------------------------
Bond Fund                                         315
Government Securities Income Fund                 335
High Yield Fund                                   345
Limited Term Bond Fund                            347


MONEY MARKET FUND
------------------------------------------------------------
Cash Management Fund                              325
------------------------------------------------------------

     Trailblazer. You may choose from two (2) to seven (7) Principal Mutual Funds. Each fund must comprise at least 10% of the total portfolio value. Portfolio must equal 100%. Complete fund code (see chart above), fund name, and dollar amount or percentage. Check the box in the "Trailblazer" column to indicate those funds you want to include in your self-styled model. Indicate your rebalancing choice.

     Path. Write in "Path Model I, II, III, IV, or V" for fund name. Fill in percentage (100%) or dollar amount. Indicate your rebalancing choice. Complete Path Selection form.

     Combined mutual fund purchases on one application.
         Example:   $10,000 Trailblazer and/or Path
                    $5,000 Principal Growth Fund
         1. Follow above directions for either Path or Trailblazer model selections.
         2. Complete all appropriate sections on the account application which apply to purchases other than your Path or Trailblazer model selections. If you need additional room to indicate your investment direction, please attach a separate sheet that you have signed and dated.

SECTION 3:  INVESTOR INFORMATION
     This section must be completed to establish an account. The information is necessary to enable Princor to fulfill its obligation to determine whether the investment is suitable.

SECTION 4:  SIGNATURE AND TAX NUMBER CERTIFICATION
     The application must be signed exactly as your name appears in Section 1. If the account is registered to multiple owners, all owners must sign.

SECTION 5:  OPTIONAL FEATURES
     Optional account features and services are available. The options include:

     A.  Decline Telephone Services

     B. Dividend/Distribution Elections - Indicate whether you want dividends and capital gains distributions, if any, paid in cash or paid to a bank account or invested in shares of another Principal Mutual Fund. If you do not indicate otherwise, dividends and capital gains distributions will be reinvested, at no charge, in additional shares of the Fund from which they are paid. If distributions are directed to a bank account, include a voided check or deposit slip. You may also have dividends and capital gains distributions from one Principal Mutual Fund automatically invested in shares of the same class of another Principal Mutual Fund by indicating the receiving Fund code under the Dividend Relay section. You must also complete the "Distribution to Bank Account" choice if you want your dividends directed to a bank account. A wire charge of up to $6 may apply to each payment wired to a bank account. No additional charge applies if payments are transferred to a bank account by means of an electronic funds transfer, but such a transfer may take up to 3 days to complete.

     C. Automatic Exchange Election - Complete this section to make monthly or quarterly investments in one or more Principal Mutual Funds by exchanging shares of the same class from another Principal Mutual Fund. If an exchange date is not indicated in this section, automatic exchanges will be completed on the 15th day, or next business day if the 15th is not a business day.

     D. Periodic Withdrawal Election - Complete this section to receive periodic withdraws from a fund account. Also complete Section 5.B. if withdrawals are directed to a bank account. If no date is indicated, periodic withdrawals will be completed on the 15th day, or the next business day if the 15th is not a business day.

--------------------------------------------------------------------------------
                            CHECK AUTHORIZATION FORM

I request Principal Mutual Funds or Norwest Bank Iowa, N.A., acting as agent for Principal Mutual Funds, to obtain payment of the sums becoming due Principal Mutual Funds, on the _________ day of every month, by charging my account in the form of checks, drafts, or electronic debit entries, and I request and authorize the financial institution named below to accept and honor the same and to charge the same to my account. This Authorization will remain in effect until I notify Principal Mutual Funds 31 days in advance in writing to terminate. This Authorization will become effective only upon acceptance by Principal Mutual Funds at its home office.

Bank/Financial Institution Information
(please print clearly)

Clearly print the bank/financial institution name and address on the lines below.
_____________________________________________________

_____________________________________________________

Please check one:

  CHECKING

  SAVINGS

----------------------------------------------
SIGNATURE OF DEPOSITOR                         DATE

----------------------------------------------
SIGNATURE OF JOINT DEPOSITOR                   DATE
(Joint signatures are required when bank account is in joint names. Please sign exactly as appearing on your bank's records and attach a voided check or deposit slip.)

ACCOUNT NAME ___________________________________________________________________

BANK ACCOUNT NUMBER_____________________________________________________________

TRANSIT NUMBER__________________________________________________________________

(------)------------------------------------
DEPOSITOR'S DAYTIME TELEPHONE NUMBER


PRINCIPAL MUTUAL FUND IRA APPLICATION - R SHARES
Principal Connection
1-800-986-3343
option 2 / 7a.m. - 9p.m. Central Time Monday - Friday

A. ACCOUNT REGISTRATION (Please Print)

------------------------------------------------------------------
    First Name                Middle Initial            Last Name

------------------------------------------------------------------
    Street Address

------------------------------------------------------------------
 City                                      State      Zip Code

---------------------    ------------------------------------------------
   Evening Phone            Daytime Phone            E-mail Address

--------------------------------
         Country

--------------                       ------------ --- -------------------
 Date of Birth                               Social Security Number

___ Check if subject to backup withholding.
___ I am a nonresident alien - attach IRS Form W-8.
___ I am a resident alien - specify country of citizenship and attach IRS form
    1078.

B. TYPE OF IRA (Select one only; see the instructions for definitions)
   ___ Regular  ___ Roth  (For Roth IRA, date of first contribution to the prior account or date of conversion.)

   If this IRA is funded with a Rollover, Direct Transfer, or Direct Rollover, indicate the source of assets being transferred or rolled over:

___ Principal Life Qualified Plan or 403(b) Plan:  _____________________________
                                                          Name of Plan
                                                   _____________________________
                                                           Contract #
___ Non-Principal Life Qualified Plan distribution
___ Qualified Plan Conduit IRA
___ Regular Contributory IRA
___ Roth Conversion IRA
___ Non-Principal Life 403(b) Plan distribution
___ 403(b) Conduit IRA
___ Roth Contributory IRA

If this is a Rollover, Direct Transfer, or Direct Rollover of Conduit IRA or Qualified Plan assets, do you wish to maintain this account as a Conduit IRA?
(please see instructions)                 Yes              No

If this is a Rollover, Direct Transfer, or Direct Rollover of Regular IRA or Qualified Plan assets and you are over age 70 1/2, check this box if you have begun to receive distributions from the previous plan. ___

C. INVESTMENT DIRECTION (If making monthly investments, attach an Agreement for Automatic Investment Plan.)

   Contribution Year Contributions that accompany this application are for tax year ____ (If the tax year is not indicated, we will assume the current tax year.)

   Contribution Amount ( $500 per Fund minimum; Path and Trailblazer $10,000 minimum per model )

    Regular Lump-Sum Contribution $__________________
    Regular Monthly Contribution $_________________
    Transfer/Rollover Investment $_________________

Investment Direction Invest each contribution as follows. See instructions.

Fund Code  Trailblazer  Fund Name                   Dollar Amount or  Percentage
_________  __________   ___________________________ _____________     __________
_________  __________   ___________________________ _____________     __________
_________  __________   ___________________________ _____________     __________
_________  __________   ___________________________ _____________     __________
_________  __________   ___________________________ _____________     __________
_________  __________   ___________________________ _____________     __________
_________  __________   ___________________________ _____________     __________
_________  __________   ___________________________ _____________     __________

Path Model Rebalancing:
            ___ Quarterly  ___ Semiannually   ___ Annually  ___ By Request Only

Trailblazer Rebalancing:
            ___ Quarterly  ___ Semiannually   ___ Annually  ___ By Request Only

D. INVESTOR INFORMATION

Primary Investment Objective: ___ Appreciation with Emphasis on Safety
                              ___ Appreciation with Acceptance of Risk
                              ___ Speculation
                              ___ Income with Emphasis on Safety
                              ___ Income with Acceptance of Risk
                              ___ Tax Reduction

Estimated Income: ___ Under $24,999            ___ $25,000 - $50,999
                  ___ $51,000 - $100,000       ___ Over $100,000

Tax Bracket: ________

Approximate Net Worth:___ Under $24,999        ___ $25,000 - $50,999
                      ___ $51,000 - $100,999   ___ $101,000 - $250,999
                      ___ $251,000 - $599,999  ___ Over $600,000

Occupation(s):__________________________________________________________________

Source of funds for this purchase:

Employer(s) name and address:___________________________________________________

Other Investments: __________________________ Invested In: _____________________

I am an associated person of an NASD member firm: ___ No    ___ Yes

E. BENEFICIARY INSTRUCTIONS (If married and you reside in AZ, CA, ID, LA, NV, NM, TX, WA, or WI, see Section F)

   Marital Status: ___ Single
                   ___ Married
If I die, distribute all fund accounts in my Principal Mutual Fund IRA:
___ to the primary beneficiary(ies) listed below in equal shares unless otherwise specified. The interest of any primary beneficiary who dies before me is to be distributed among such beneficiary's heirs in equal shares.

___ to the primary beneficiary(ies) who survive me, or if none survive me, to the contingent beneficiaries listed below who survive me, in equal shares unless otherwise specified.

Primary Beneficiary(ies) (please print):
Spouse
___ Yes ___ No

Name                        Social Security #                          %
1)
--------------------------------------------------------------------------------
2)
--------------------------------------------------------------------------------
3)
--------------------------------------------------------------------------------
4)
--------------------------------------------------------------------------------

Contingent Beneficiary(ies) (please print): In the event that I die and the primary beneficiary(ies) above is (are) not alive, distribute all fund accounts in my Principal Mutual Fund IRA to the following contingent beneficiaries or his or her heirs, if applicable:
  Name                        Social Security #                      %
 1)
 -------------------------------------------------------------------------------
 2)
 -------------------------------------------------------------------------------
 3)
 -------------------------------------------------------------------------------
 4)
 -------------------------------------------------------------------------------

F. SPOUSAL CONSENT (Complete only if you reside in AZ, CA, ID, LA, NV, NM, TX, WA, WI.)

   Spousal Consent: I hereby approve of, and consent to, the beneficiary designation elected in Section E of this form by my spouse. I understand that in approving the designation of a beneficiary other than myself I am waiving my right to any benefit under the IRA. I further understand that this designation will remain in effect until a subsequent beneficiary designation with my written consent is filed.

    ------------------------------------------         -------------------------
         Signature of Participant's Spouse                       Date

    ------------------------------------------         -------------------------
  Signature Guarantee (REQUIRED, see instructions)               Date

G. AUTOMATIC EXCHANGE ELECTION. (See Prospectus for details.)
To authorize exchanges from one Fund to another, complete the following:

        Exchanging          Exchange       (M)onthly or
        Fund Code             Date         (Q)uarterly       Dollar Amount
    1.
    -------------------   --------------  ---------------   ---------------
    2.
    -------------------   --------------  ---------------   ---------------

    Dollar Amount and Receiving Fund Code
    ($25 minimum for each receiving Fund)
    ---------------------------------------
     Fund Code        Dollar Amount          Fund Code

     -------------   ----------------       -----------

     -------------   ----------------       -----------

H. SIGNATURE

   I hereby establish a Principal Mutual Fund IRA account and appoint Principal Life Insurance Company as custodian. I direct that contributions be invested as authorized in Section C, and designate the individual(s) in Section E as my beneficiary(ies). If I am married, reside in a community property or marital property state, and my spouse is not designated as my sole beneficiary in Section E, my spouse has completed Section F of this application. I have received the prospectus, Custodial Agreement, IRA Disclosure Statement and this application and agree to all their terms and conditions. I acknowledge that I am responsible for determining the deductibility of any contributions to my account. If establishing a Rollover IRA, I certify that I have satisfied all rules applicable to this rollover distribution, and I irrevocably elect to treat any Qualified Plan distribution as ineligible for any special tax treatment that may otherwise be available. I consent to an annual maintenance fee as provided in the Custodial Agreement. I understand the investment objective(s) of the Principal Fund(s) for which I am applying and believe such to be compatible with my investment objective(s). I understand that telephone transaction services (which includes telephone exchange services) apply unless I have specifically declined them on this application and that I bear the risk of loss resulting from any fraudulent telephone transaction request. I CERTIFY UNDER PENALTY OF PERJURY THAT THE SOCIAL SECURITY NUMBER SHOWN IN SECTION A IS CORRECT. (The Internal Revenue Service does not require your consent to any provision of this document other than the certification regarding your Social Security Number.)

   ______________________________________________            _____________
   Participant's Signature                                       Date

___ I do not want telephone transaction services.

REP USE ONLY

Registere Representative's Name: ______________________ Rep Number:_____________
                                      (Print name)
                                 _______________________________________________
                                      (Signature)                     (Date)

Group Representative's Name_____________________________________________________

Group Office/Market Source Number_______________________________________________

Dealer's Name/Address___________________________________________________________

Authorized Dealer's Signature___________________________________________________

     Make checks payable to: Principal Mutual Funds FBO (Participant's name) Mail to: Attention: Department H006, P.O. Box 10393, Des Moines, Iowa 50306-9447

      INSTRUCTIONS FOR COMPLETING THE PRINCIPAL MUTUAL FUND IRA APPLICATION

The account application must be completed to establish an IRA account. Mail the completed application with a check for the purchase amount to: Attention:
Department H006, P.O. Box 10393, Des Moines, Iowa 50306-9447. You may call toll free 1-800-986-3343, option 2 for assistance with completing this application.

SECTION A:  ACCOUNT REGISTRATION
   Complete all the information requested in this section.

SECTION B:  TYPE OF IRA
   Indicate in this section the type of IRA you wish to establish with this application. Only one IRA may be opened with a single application. If you want to establish more than one type of IRA, for example a regular IRA and a Roth IRA, a separate application for each IRA must be completed. You may use this application form for either a:

       Regular IRA - Contributions are either tax-deductible or non-deductible. The IRA owner must track the aggregate amount of non-deductible contributions made to all IRA accounts. Investment earnings and deductible contributions are subject to ordinary income tax upon distribution.

       Roth IRA - Contributions are non-deductible. Investment earnings that are distributed from a Roth IRA in accordance with applicable IRS rules are non-taxable.

   If your contribution is a Rollover, Direct Transfer, or Direct Rollover, you must also indicate in this section the source of the assets being transferred or rolled over. If the rollover is from a Principal Life Plan, please indicate the name of the plan sponsor and the contract number. You need not complete the "Request for Direct Transfer" form for a Principal Retirement Plan. Note that distributions from Qualified Plans or 403(b) Plans may not be rolled over directly to a Roth IRA. Complete two applications, one for a Direct Rollover to Regular IRA, and one for a conversion of Regular IRA to a Roth IRA. In the case of a rollover or transfer of Roth IRA assets, please indicate whether the assets are accumulated Roth IRA contributions or a conversion of a former Regular IRA account. Indicate the date of the first Roth IRA contribution in the case of a contributory account, or the date of conversion for a conversion account, to facilitate tracking of the five-year holding period. Contributory Roth IRA assets and Conversion Roth IRA assets must be maintained in separate IRAs.

   A direct rollover from a Qualified Plan or 403(b) plan may be used to establish a Conduit IRA. A Conduit IRA consists of only the single rollover and subsequent investment earnings, with no new contributions or other rollovers added to the account. Conduit IRA treatment preserves your right to later roll the assets into another Qualified Plan or 403(b) plan. Indicate in Section B whether you with to maintain this account as a Conduit IRA. If you elect not to treat the account as a Conduit IRA, this decision cannot be changed once other assets have been contributed to the account. An election to treat the account as a Conduit IRA can be changed at any time, and we will combine other IRA contributions with direct rollover contributions in a conduit IRA with your written authorization. Consult your tax advisor if you have questions about the advisability of maintaining this account as a Conduit IRA.

   IMPORTANT: If you are over age 70 1/2, you must receive a distribution from this or another IRA each year under IRS regulations. In the case of a Rollover or Direct Rollover of Regular IRA, 403(b), or Qualified Plan assets, the required minimum distribution (RMD) for this year may not be included in the rollover. In the case of a direct transfer of Regular IRA assets, you may transfer the entire account including the RMD, but it is your responsibility to request the distribution by the applicable deadline. If you have begun to receive distributions from the previous plan, we will contact you for more information.

SECTION C:  INVESTMENT DIRECTION
     Contribution Year. Occasionally, an initial contribution made to an IRA before April 15 is intended to apply to the previous tax year. If that is the case, the tax year for which the contributions are intended must be provided in this section.

     Contribution   Amount.   Indicate  the  amount  (lump  sum,  monthly,   or
     transfer/rollover) you are investing. To establish a monthly Automatic Investment Plan (AIP) complete the Agreement for Automatic Investment Plan and include a voided check or deposit slip. The minimum amounts you may invest are as follows:

     ------------------------------------ ----------------------
             Type of Investment             Initial Lump Sums
     ------------------------------------ ----------------------
     ------------------------------------ ----------------------
     o    Growth-Oriented Funds                 $ 500
             Income-Oriented Funds
             Money Market Fund

     o    Path and Trailblazer                  $ 10,000
          Direction (Available only for
          Rollovers, Direct Transfers,
          and Direct Rollovers.)
     ------------------------------------ ----------------------

---------------------------------------- ------------------------------------
        Monthly Amounts on AIP             Additional Lump-Sum Investments
---------------------------------------- ------------------------------------
---------------------------------------- ------------------------------------
     $ 25                                              $ 100



     $100 (available only after initial                $ 500*
     $10,000 investment is made)*


---------------------------------------- ------------------------------------
*See instructions for Section B regarding Conduit IRAs and Roth Conversion IRAs.

     Individual Funds. Each Fund is assigned a code for its Class R shares. The table below lists the Fund codes. Write the Fund code for the Fund in which you choose to invest in the "FUND CODE" column and the name of the Fund in the "FUND NAME" column. Fill in dollar amount or percentage. Percentages must equal 100%. Attach a separate sheet if you wish to select additional Funds.

      ---------------------------------------------------------
                                                  Fund Code
      GROWTH-ORIENTED FUNDS                    Class R shares
      ---------------------------------------------------------
                               Domestic
      Balanced Fund                                 305
      Blue Chip Fund                                310
      Capital Value Fund                            320
      Growth Fund                                   340
      MidCap Fund                                   330
      Real Estate Fund                              348
      SmallCap Fund                                 349
      Utilities Fund                                360
      ---------------------------------------------------------
                               International
      International Emerging Markets Fund           343
      International Fund                            365
      International SmallCap Fund                   344
      ---------------------------------------------------------

-------------------------------------------------------------
                                                Fund Code
INCOME-ORIENTED FUNDS                         Class R shares
-------------------------------------------------------------
-------------------------------------------------------------
Bond Fund                                         315
Government Securities Income Fund                 335
High Yield Fund                                   345
Limited Term Bond Fund                            347


MONEY MARKET FUND
-------------------------------------------------------------
Cash Management Fund                              325
-------------------------------------------------------------

       Trailblazer. You may choose from two (2) to seven (7) Principal Mutual Funds. Each fund must comprise at least 10% of the total portfolio value. Portfolio must equal 100%. Complete fund code (see chart above), fund name, and dollar amount or percentage. Check the box in the "Trailblazer" column to indicate those funds you want to include in your self-styled model. Indicate your rebalancing choice.

       Path. Write in "Path Model I, II, III, IV, or V" for fund name. Fill in percentage (100%) or dollar amount. Indicate your rebalancing choice. Complete Path Selection form.

       Combined mutual fund purchases on one application.
       Example:   $10,000 Trailblazer and/or Path
                  $5,000 Principal Growth Fund
         1. Follow above directions for either Path or Trailblazer model selections.
         2. Complete all appropriate sections on the account application which apply to purchases other than your Path or Trailblazer model
             selections.   If  you  need   additional  room  to  indicate  your
             investment direction, please attach a separate sheet that you have signed and dated.

SECTION D:  INVESTOR INFORMATION
   The information requested in this section is necessary to enable Princor to fulfill its obligation to determine whether the investment is suitable.

SECTION E:  BENEFICIARY INSTRUCTIONS
   If you need additional room to designate more beneficiaries, attach a separate sheet to the application that you have signed and dated. If you reside in a community property state, are married and do not designate your spouse as your sole primary beneficiary, your spouse must complete Section F of this application.

SECTION F:  SPOUSAL CONSENT
   Special laws apply to the designation of an IRA beneficiary by a married person residing in a "community property" or "marital property" state. These states include: Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, or Wisconsin. If you are married, reside in one of the states listed above, and have not designated your spouse as your sole primary beneficiary, your spouse must sign the Spousal Consent in Section F stating that you may name someone other than your spouse as beneficiary. The Spousal Consent must be signature guaranteed. A signature guarantee is a warranty by the guarantor that the signature of the IRA holder's spouse is genuine and that the person signing is competent and authorized to sign. The signature guarantee requirement protects the shareholder from unauthorized elections. The signature must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Signature guarantees by notary publics are not acceptable.

SECTION G:  AUTOMATIC EXCHANGE ELECTION
   Complete this section to make monthly or quarterly investments in one or more Principal Funds by exchanging shares of the same class from another Principal Fund. If an exchange date is not indicated in this section, automatic exchanges will be completed on the 15th day, or next business day if the 15th is not a business day.